                                 EXHIBIT 23.1



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 28, 1996, in the Amendment No. 3 to the Registration Statement (Form S-1 No. 333-14007) and related Prospectus of Credit Management Solutions, Inc. for the registration of 2,600,000 shares of its common stock.


                                                         /s/ Ernst & Young LLP

Baltimore, Maryland
December 5, 1996